                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   811-07925

                      (Investment Company Act File Number)

                                 Wesmark Funds
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                            Todd P. Zerega, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  1/31/08

              Date of Reporting Period:  Fiscal year ended 1/31/08

ITEM 1.     REPORTS TO STOCKHOLDERS

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

Combined Annual Report

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Dated January 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK SMALL COMPANY GROWTH FUND

The WesMark Small Company Growth Fund’s1 total return for the fiscal year ended January 31, 2008 was negative 2.15%. This compared favorably to the Russell 2000 Index,2 which had a negative return of 9.79% for the same period. This Fund’s return ranked in the top 12th percentile in the Lipper Small Cap Core Category ranking 93 out of 784 funds for the 1-year time period ended January 31, 2008, based on total returns.3 This out performance can be attributed primarily to returns achieved by industrial, material, and energy stocks. These three sectors accounted for 57.2% of the Fund at fiscal year-end. Industrial stocks represented 40.2% of the Fund at fiscal year-end, and returned 5.50% for the fiscal year ended January 31, 2008. The largest holdings in this sector included Moog, Flowserve, Jacobs Engineering, DRS Technologies, Nordson, Curtiss-Wright, Chicago Bridge & Iron, Woodward Governor, and Waste Connections. Energy stocks were reduced in the fourth quarter of the fiscal year and represented 11.9% of the Fund at January 31, 2008. This sector returned 24.3% for the fiscal year ended January 31, 2008. The largest holdings in the energy sector included FMC Technologies, Cimarex Energy, Quicksilver Resources, Black Hills Corp., Pride International, Parker Drilling, and Rowan Companies.

Consumer discretionary and financial stocks were very weak with negative returns of 38.2% for consumer discretionary and 26.6% for financials. Fortunately, both sectors were relatively small and represented a combined total of 13.5% of the portfolio at January 31, 2008. Financial stocks have been increased in the last quarter of the fiscal year and represented 10.7% of the portfolio. The cash equivalents were 0.7% of the portfolio at January 31, 2008. During the course of the fiscal year, the portfolio held a significantly higher percentage of cash equivalents. We made the decision to commit most of our available cash reserves during the month of January.

The U.S. economy experienced a slow down precipitated by the downturn in the housing industry during the last half of the fiscal year; however, global growth remained strong in sectors of the portfolio that include industrials, materials, and energy that have in the past benefited by global demand for their products. The aggressive action by the Federal Reserve to lower interest rates over the fiscal year has traditionally been beneficial for consumer and financial stocks.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

3 For the 5- and 10-year time periods ended January 31, 2008 the fund ranked 287 out of 485 funds and 111 out of 174 funds respectively. Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account.

WESMARK SMALL COMPANY GROWTH FUND

Growth of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the “Fund”) from January 31, 1998 to January 31, 2008, compared to the Russell 2000 Index (“Russell 2000”),*** the Lipper Small Cap Growth Funds Average (“LSCGFA”)† and the Lipper Small Cap Core Funds Average (“LSCCFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2008

1 Year	(2.15)%
5 Years	14.06%
10 Years	7.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000, LSCGFA and the LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

** The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1998 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK GROWTH FUND

The WesMark Growth Fund’s return for the fiscal year ended January 31, 2008 was positive, when compared to the Standard & Poor’s 500 Index1 and the Lipper Large Cap Core Index.2 The return for the Fund was 2.22% compared to negative 2.31% for the Standard & Poor’s 500 Index, and negative 1.21% for the Lipper Large Cap Core Index. The Fund ranked in the top 13th percentile of its peers in the Lipper Large Cap Core Category ranking 105 out of 839 funds for the 1-year time period ended January 31, 2008, based on total returns.3 The positive return can be attributed to results in energy, industrial, technology, and consumer staples sectors. Industrials comprised 22.1% of the portfolio at fiscal year-end. The return for this sector of the portfolio was 22.0%. This sector included stocks such as General Electric, Textron, Emerson Electric, Honeywell, Jacobs Engineering, URS, FTI Consulting, and Flowserve. Technology represented 20.5% of the portfolio at fiscal year-end and returned 7.5% for the fiscal year. The larger holdings in technology include Cisco Systems, Oracle Systems, Corning, Harris, IBM, and Intel. These two sectors were a primary focus of management during the fiscal year. The energy sector was significantly reduced during the past two months of the fiscal year. The energy stocks that remain in the portfolio include Apache, Weatherford International, Ensco International, FMC Technologies, Halliburton, Exxon, Conoco, Devon Energy, and Pride International. We have a larger commitment to oil services companies than to integrated companies. This sector represented 8.0% of the portfolio at fiscal year-end and returned 18.4% for the fiscal year. Consumer staples represented 7.2% of the portfolio at fiscal year-end and returned 7.7% for the fiscal year.

The weakest sectors of the portfolio were consumer discretionary and financials. The financials sector was increased during the last two months of the fiscal year. It represented 15.6% of the portfolio at fiscal year-end. Our largest financial holdings include Bank of New York Mellon, ACE, Bank of America, American Express, and American International Group. For the fiscal year, the Fund’s financial sector had a return of negative 14.1%. The consumer discretionary sector represented 7.3% of the portfolio at fiscal year-end and had a negative 17.1% return for the fiscal year.

We reduced the energy sector due to our concern that energy prices have risen too rapidly and due to the fact that the global economy appears to be entering a period of slower growth, which may reduce energy demand. We are concerned that excessive speculation in the commodity markets may have driven the price of oil too far above its price that would be determined by demand and supply in the global economy. We increased our allocation to financial services stocks because we see tremendous value created by the rapid decline in stock prices in this sector. We acknowledge the near-term risk created by the current financial crisis, precipitated by sub-prime mortgages; however, we believe our portfolio selections are industry leaders with very strong market positions and exceptional balance sheet strength.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

WESMARK GROWTH FUND

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index or average.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. It is not possible to invest directly in an index.

3 For the 5- and 10-year time periods ended January 31, 2008 the fund ranked 352 out of 574 funds and 13 out of 292 funds respectively. Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account.

WESMARK GROWTH FUND

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from January 31, 1998 to January 31, 2008, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Large Cap Core Index (“LLCC”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2008

1 Year	2.22%
5 Years	10.32%
10 Years	7.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures do not reflect sales charges. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK BALANCED FUND

The WesMark Balanced Fund provided a total return of 4.19% for the fiscal year ended January 31, 2008. The Fund’s return compares favorably to both the Lipper Mixed-Asset Target Allocation Growth Fund Index1 and the Lipper Balanced Funds Average2 whose returns were 0.51% and 1.11%, respectively. The Balanced Fund ranked in the top quartile and in the top 13th percentile in the Lipper categories ranking 79 out of 654 funds in the Lipper Mixed Asset Target Allocation Growth Category and 103 out of 828 funds in the Lipper Balanced Category for the 1-year time period ended January 31, 2008, based on total returns.3 The Fund’s return, as well as those of the Lipper index and average, was heavily influenced by the market activity during the month of January 2008. The equity market, as measured by the Standard & Poor 500 Index,4 declined 6% during January in response to escalating concerns regarding the impact on the US economy of the deteriorating conditions in the credit markets. Domestic large cap growth outperformed value for the fiscal year ending January 31, 2008, as measured by the return of the Lipper Large Cap Growth Index of 2.49% compared to the Lipper Large Cap Value Index1 of negative 3.96%. This return bias to growth represented a shift from the prior year and benefited the Fund’s performance due to its higher allocation to growth stocks.

The Fund’s positive performance versus the Lipper Indexes and average can in part be attributed to sector selection within the equity allocation. The Fund was most heavily positioned in energy, industrials and technology with limited exposure to financials and consumer discretionary. Those individual securities having a positive impact on the portfolio included Apache Corp., Devon Energy Corp., Arch Coal Inc., Jacobs Engineering Group, Coca-Cola Company and Monsanto Company. Detractors from the Fund’s performance during the fiscal year included Bank of America, Franklin Resources, Legg Mason and Walt Disney Company.

As the Fund’s fiscal year was coming to a close the allocation to the energy sector was reduced due to our concern that supply and demand dynamics could not support the current price of oil and refined products. The industrial sector, focusing on those companies with significant international exposure,5 and the financial services sector were the primary beneficiaries of the shift from energy. The significant price declines in the financial services sector we think have presented long-term opportunities for investors.

The fixed-income markets witnessed a significant increase in volatility as the impact of the sub-prime mortgage market, and the spillover effect into the credit markets in general, resulted in a dramatic shift to high quality fixed income securities. This is evidenced by the total return of the Lipper Intermediate US Government Index of 9.93% when compared to the return of the Lipper BBB Rated Fund Index1 of 6.31%, for the 12 month period ending January 31, 2008. The actions of the Federal Reserve beginning in September 2007 and continuing to date have resulted in a significant reduction in short-term interest rates and a return to a more normal slope to the yield curve.6 The WesMark Balanced Fund’s fixed-income component provided a total return for the reporting period of 8.21%. The fixed-income portfolio maintained its high quality composition with all securities being classified as investment grade with an overall Standard & Poor rating of AA and Moody’s rating of Aa3.7 The portfolio’s duration8 at the end of the reporting period was 3.19 years.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

WESMARK BALANCED FUND

1 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. It is not possible to invest directly in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

3 For the 5-year time period ended January 31, 2008 the fund ranked 355 out of 420 funds in the Lipper Mixed-Asset Target Allocation Growth category and 363 out of 443 funds in the Lipper Balanced category. For the 10-year time period ended January 31, 2008 the fund ranked 161 out of 226 funds in the Lipper Mixed-Asset Target Allocation Growth category and 171 out of 252 funds in the Lipper Balanced category. Past performance is no guarantee of future results. Lipper ranking are based on total return and do not take sales charges into account.

4 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index or average.

5 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

7 Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Non-investment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

8 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

WESMARK BALANCED FUND

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”)** from January 31, 1998 to January 31, 2008, compared to the Standard and Poor’s 500 Index (“S&P 500”),*** the Lehman Brothers Government/Credit Total Index (“LBGCT”)*** and the Lipper Balanced Funds Average (“LBFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2008

1 Year	4.19%
5 Years	7.80%
10 Years	4.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBGCT and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

** The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1998 to 4/19/1998 when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The S&P 500 and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBGCT is an unmanaged index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK GOVERNMENT BOND FUND

The bond market experienced rising interest rates early in 2007, and then a change in Federal Reserve policy in September triggered a significant decline in interest rates.1 On January 31, 2008, the Federal Reserve reduced target interest rates by 50 basis points, which followed a reduction of 75 basis points the previous week. Since September 2007, the federal funds rate declined by 225 basis points to 3%. Slowing economic growth and the severe downturn in the housing market had a material impact on both corporate bond and mortgage security yield spreads. Corporates and mortgages did not appreciate as much as U.S. Treasuries securities due to the flight to quality. During the fiscal year, the yield curve changed from being inverted to a more normal shape on January 31, 2008. As a consequence, longer-term and intermediate-term bonds outperformed short-term bonds during the fiscal year.

During the fiscal year, the Fund’s allocation to Federal Agency mortgage securities increased to 96.9% on January 31, 2008. Sales of Federal Agency callable notes by the Fund were the primary source of funds used to purchase mortgage securities.2 On January 31, 2008, Fannie Mae pools represented 71.3% of the portfolio, while Freddie Mac pools represented 27.6% of the portfolio. Collateralized Mortgage Obligations (CMOs) represented 26.5% of the portfolio on January 31, 2008. One of our strategies is to balance CMOs and mortgage pools in order to structure anticipated cash flows in a manner that will produce a steady stream of cash for reinvestment. CMOs typically have shorter duration3 and more predictable cash flows than mortgage pools. All CMOs held in the portfolio have Federal Agency mortgages as collateral.

During the fiscal year, the portfolio duration was reduced from 4.0 years to 3.0 years. Duration declined due to the sale of Federal Agency Notes and reinvestment into mortgage securities in order to position the portfolio to benefit from a return to more normal yield spreads.

The yield for the Fund remained relatively stable in spite of the declining trend of interest rates that began in September. The 30-day SEC yield was 4.35% for the month of January 2008.4 The total return for the portfolio for the Fund’s fiscal year ended January 31, 2008 was 7.68% compared to 8.97% for the Lipper Intermediate Government Funds Average.5 During the same period, the Lehman Brothers Intermediate Government/Credit Index6 return was 9.63%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

1 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2 Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the Fund receiving a lower rate of interest.

WESMARK GOVERNMENT BOND FUND

3 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

4 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized. In the absence of temporary expense waivers or reimbursements, the 30-day SEC yield would have been 4.09%.

5 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

6 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index based on a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. It is not possible to invest directly in an index.

WESMARK GOVERNMENT BOND FUND

Growth of $10,000 invested in WesMark Government Bond Fund1

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from April 20, 1998 (start of performance) to January 31, 2008 compared to the Lehman Brothers Intermediate Government/Credit Index (“LBIGCI”),** the Lipper Intermediate Government Funds Average (“LIGFA”),*** and the Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”).***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2008

1 Year	7.68%
5 Years	3.73%
Start of Performance (4/20/98)	4.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBIGCI, LIGFA and LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

** The LBIGCI is an unmanaged market value weighted performance index for government and corporate fixed-rate debt issues with maturities between one and ten years. LBIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

1 On May 31, 2006, the Fund changed its name from WesMark Bond Fund to WesMark Government Bond Fund and changed its investment strategy as well. Therefore, the performance shown is a result of the prior investment strategy, which did not require the Fund to normally invest at least 80% of its assets in U.S. government fixed-income securities. Future results may differ under the new investment strategy.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

The WesMark West Virginia Municipal Bond Fund achieved a total return of 3.78% for the fiscal-year reporting period ended January 31, 2008. The Fund’s peer benchmark, the Lipper Intermediate Municipal Debt Funds Average1 and the Lehman Brothers 5 Year General Obligations Bond Index (LB5GO)2 returned 5.06% and 8.07% respectively. The duration3 of the fund was reduced to 4.35 years, down from 4.76 years at the beginning of the reporting period. The average maturity was 5.85 years. The dividend for the year remained constant at $0.34 per share compared to the prior fiscal year reporting period. Approximately 98% of the dividend was derived from West Virginia municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the alternative minimum tax.4 The weighted average credit quality of the securities within the fund was AA. At the end of the reporting period, 93.79% of the portfolio was rated BBB or higher with 73.75% rated AAA. During the reporting period, municipal bond credit ratings were adversely affected by the credit rating of their insurance providers. As a result, 19.35% of the securities within the fund experienced a credit rating downgrade. Those securities receiving a downgrade retained the status of investment grade.5

Slowing economic growth and a severe slow down in the housing market induced the Federal Reserve’s Open Market Committee (FOMC) to reduce the target interest rate by 225 basis points (bp) from 5.25% to 3.00% during the reporting period.6 The target rate was reduced by 75 bp on January 22, 2008 with an additional reduction of 50 bp eight days later on January 31, 2008. Bond rating agencies analyzed the municipal bond insurers to review their capital adequacy due to the deterioration of collateralized debt obligations with exposure to the sub-prime residential mortgage backed securities and asset backed securities. The ensuing flight to quality resulted in a steepening of the yield curve. The spread between the 2-year U.S. Treasury and the 30-year widened during the period from 1 bp to 220 bp. The corresponding municipal yield curve steepened to a lesser degree with the spread widening from 62 bp to 207 bp. The shorter end of the yield curve outperformed longer maturities with U.S. Treasuries outpacing municipals.

Fund management continued to place increased emphasis on the underlying credit rating of the issuer in addition to the credit enhancing insurance over the reporting period. The fund does not contain any Auction Rate Demand Notes.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

1 Lipper figures represent the average of the total returns reported by all the mutual funds desginated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

2 The LB5GO is an unmanaged market index which measures total return performance for the municipal bond market on municipal bonds with maturities of five years. Investments cannot be made directly in an index.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

3 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

4 In the future, income may be subject to the federal alternative minimum tax.

5 Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Non-investment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from January 31, 1998 to January 31, 2008, compared to the Lehman Brothers 5 Year G.O. Bond Index (“LB5GO”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2008

1 Year	3.78%
5 Years	3.03%
10 Years	3.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** The LB5GO is an unmanaged market index which measures total return performance for the municipal bond market on municipal bonds with maturities of five years. The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

WESMARK FUNDS

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SHAREHOLDER EXPENSE EXAMPLE

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2007	Ending Account Value January 31, 2008	Expenses Paid During Period[1]

Actual

WesMark Small Company Growth Fund	$1,000	$930.10	$6.71

WesMark Growth Fund	$1,000	$980.50	$6.29

WesMark Balanced Fund	$1,000	$1,010.90	$7.15

WesMark Government Bond Fund	$1,000	$1,056.70	$5.75

WesMark West Virginia Municipal Bond Fund	$1,000	$1,028.80	$5.88

Hypothetical (assuming a 5% return before expenses)

WesMark Small Company Growth Fund	$1,000	$1,018.25	$7.02

WesMark Growth Fund	$1,000	$1,018.85	$6.41

WesMark Balanced Fund	$1,000	$1,018.10	$7.17

WesMark Government Bond Fund	$1,000	$1,019.61	$5.65

WesMark West Virginia Municipal Bond Fund	$1,000	$1,019.41	$5.85

(1) Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

WesMark Small Company Growth Fund	1.38%

WesMark Growth Fund	1.26%

WesMark Balanced Fund	1.41%

WesMark Government Bond Fund	1.11%

WesMark West Virginia Municipal Bond Fund	1.15%

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2008

At January 31, 2008, the fund’s industry composition(1) for its equity securities was as follows:

Industry	Percentage of Total Net Assets

Aerospace/Defense	11.6%
Business Services	6.6%
Machines--General Industrial	6.4%
Building--Heavy Construction	6.0%
Instruments--Control	4.4%
Oil Field Services	3.6%
Oil Comp--Exploration & Production	3.5%
Oil Field--Machinery & Equipment	3.1%
Insurance Property & Casualty	3.0%
Utility--Electric Power	2.7%
Telecommunications Equipment	2.5%
Machinery--General	2.4%
Electronic Components--Semiconductor	2.3%
Engineering Services	2.0%
Waste Management	2.0%
Medical Appliances & Equipment	1.8%
Pollution Control	1.8%
Retail--Convenience Store	1.8%
Protection--Safety	1.7%
Banks--Southwest	1.6%
Chemical--Diversified	1.6%
Medical Instruments & Supplies	1.6%
Oil & Gas Drilling	1.6%
Medical Products & Supply	1.5%
Machinery--Electrical	1.4%
Banks--Southeast	1.1%
Computers--Equipment	1.1%
Computers Services	1.1%
Food--Miscellaneous/Diversified	1.0%
REIT--Equity	1.0%
Furniture	0.9%
Banks--Northeast	0.8%
Banks--West	0.8%
Finance--Investment Management	0.8%
Leisure & Recreation	0.8%
Retail--Ecommerce	0.8%
Business Information	0.7%
Chemical--Specialty	0.7%
Computer--Integrated Systems	0.7%
Electronics--Military	0.7%
Paper Products	0.7%
Information Technology Services	0.6%
Medical--HMO	0.6%
Wire & Cable Products	0.6%
Finance--Investment Banker/Broker	0.5%
Steel--Specialty	0.4%
Transportation--Equipment & Leasing	0.4%
Medical--Generic Drug	0.3%
Finance--Commercial Services	0.2%
Internet Software & Services	0.2%
Medical--Biomedical/Genetic	0.2%
Retail--Apparel & Shoes	0.2%
Retail--Wholesale Computers	0.2%

TOTAL EQUITY SECURITIES	96.6%

Government Agency Security(2)	2.8%

Cash Equivalents(3)	0.7%

Other Assets and Liabilities--Net(4)	(0.1)%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(3) Cash Equivalents include an investment in a money market mutual fund.

(4) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2008

Shares			Value

COMMON STOCKS--96.6%
		AEROSPACE/DEFENSE--11.6%
15,000	(1)	BE Aerospace, Inc.	$579,150
25,000		Curtiss Wright Corp.	1,042,500
30,000		DRS Technologies, Inc.	1,610,100
40,000	(1)	MOOG, Inc., Class A	1,841,600

		TOTAL	5,073,350

		BANKS--NORTHEAST--0.8%
10,000	(1)	Signature Bank	335,100

		BANKS--SOUTHEAST--1.1%
10,000		Bank of the Ozarks, Inc.	243,200
5,000		First South Bancorp, Inc.	107,100
5,000	(1)	Pinnacle Financial Partners, Inc.	111,750

		TOTAL	462,050

		BANKS--SOUTHWEST--1.6%
10,000		First Financial Bankshares, Inc.	372,600
15,000		Southside Bancshares, Inc.	310,950

		TOTAL	683,550

		BANKS--WEST--0.8%
6,000		Preferred Bank Los Angeles, CA	132,180
10,000		Sierra Bancorp	233,400

		TOTAL	365,580

		BUILDING--HEAVY CONSTRUCTION--6.0%
20,000		Chicago Bridge & Iron Co., N.V.	889,800
20,000	(1)	Jacobs Engineering Group, Inc.	1,528,800
6,000	(1)	Layne Christensen Co.	221,400

		TOTAL	2,640,000

		BUSINESS INFORMATION--0.7%
5,000	(1)	IHS, Inc., Class A	309,700

		BUSINESS SERVICES--6.6%
20,000	(1)	FTI Consulting, Inc.	1,106,200
25,000		Global Payments, Inc.	935,000
10,000	(1)	Informatica Corp.	193,100
COMMON STOCKS--(Continued)
		BUSINESS SERVICES--(Continued)
13,000	(1)	Portfolio Recovery Associates, Inc.	$472,680
8,000	(1)	TeleTech Holdings, Inc.	157,840

		TOTAL	2,864,820

		CHEMICAL--SPECIALTY--0.7%
10,000	(1)	Rockwood Holdings, Inc.	293,600

		CHEMICAL--DIVERSIFIED--1.6%
15,000		Airgas, Inc.	696,150

		COMPUTER--INTEGRATED SYSTEMS--0.7%
25,000	(1)	Radiant Systems, Inc.	304,000

		COMPUTER SERVICES--1.1%
20,000		Heartland Payment Systems, Inc.	485,600

		COMPUTERS--EQUIPMENT--1.1%
15,000	(1)	Zebra Technologies Corp., Class A	460,650

		ELECTRONIC COMPONENTS-- SEMICONDUCTOR--2.3%
20,000	(1)	Atheros Communications	546,200
30,000	(1)	Silicon Motion Technology Corp., ADR	462,000

		TOTAL	1,008,200

		ELECTRONICS--MILITARY--0.7%
10,000	(1)	FLIR Systems, Inc.	302,800

		ENGINEERING SERVICES--2.0%
20,000	(1)	URS Corp.	878,000

		FINANCE--COMMERCIAL SERVICES--0.2%
3,000	(1)	Wright Express Corp.	89,820

		FINANCE--INVESTMENT BANKER/BROKER--0.5%
5,000	(1)	Investment Technology Group, Inc.	234,850

		FINANCE--INVESTMENT MANAGEMENT--0.8%
5,000	(1)	Huron Consulting Group, Inc.	359,100

		FOOD--MISCELLANEOUS/DIVERSIFIED--1.0%
15,000		Cal-Maine Foods, Inc.	432,450

		FURNITURE--0.9%
20,000		Tempur-Pedic International, Inc.	396,400

		INFORMATION TECHNOLOGY SERVICES--0.6%
10,000	(1)	Synaptics, Inc.	265,000

COMMON STOCKS--(Continued)
		INSTRUMENTS--CONTROL--4.4%
10,000		Roper Industries, Inc.	$559,200
22,000		Woodward Governor Co.	1,381,160

		TOTAL	1,940,360

		INSURANCE PROPERTY & CASUALTY--3.0%
30,000	(1)	Hallmark Financial Services, Inc.	390,300
14,000	(1)	Navigators Group, Inc.	808,220
10,000		PMI Group, Inc.	95,000

		TOTAL	1,293,520

		INTERNET SOFTWARE & SERVICES--0.2%
7,000	(1)	Greenfield Online, Inc.	90,020

		LEISURE & RECREATION--0.8%
8,000	(1)	Life Time Fitness, Inc.	354,720

		MACHINERY--ELECTRICAL--1.4%
15,000	(1)	Powell Industries, Inc.	595,500

		MACHINERY--GENERAL--2.4%
33,750		IDEX Corp.	1,054,013

		MACHINES--GENERAL INDUSTRIAL--6.4%
18,000		Flowserve Corp.	1,478,160
20,000		Nordson Corp.	997,600
22,000		Twin Disc, Inc.	333,080

		TOTAL	2,808,840

		MEDICAL APPLIANCES & EQUIPMENT--1.8%
20,000	(1)	Arthrocare Corp.	800,600

		MEDICAL INSTRUMENTS & SUPPLIES--1.6%
20,000	(1)	Mindray Medical International Ltd., ADR	682,000

		MEDICAL PRODUCTS & SUPPLY--1.5%
13,000	(1)	Kinetic Concepts, Inc.	647,140

		MEDICAL--BIOMEDICAL/GENETIC--0.2%
3,562	(1)	Qiagen NV	72,665

		MEDICAL--GENERIC DRUG--0.3%
10,000	(1)	Mylan Laboratories, Inc.	149,100

		MEDICAL--HMO--0.6%
5,000	(1)	Coventry Health Care, Inc.	282,900

COMMON STOCKS--(Continued)
		OIL & GAS DRILLING--1.6%
50,000	(1)	Parker Drilling Co.	$347,500
10,000		Rowan Cos., Inc.	340,400

		TOTAL	687,900

		OIL COMP--EXPLORATION & PRODUCTION--3.5%
10,000		Cimarex Energy Co.	408,100
20,000	(1)	Quicksilver Resources, Inc.	1,136,600

		TOTAL	1,544,700

		OIL FIELD SERVICES--3.6%
50,000	(1)	Pride International, Inc.	1,585,500

		OIL FIELD--MACHINERY & EQUIPMENT--3.1%
28,000	(1)	FMC Technologies, Inc.	1,348,480

		PAPER PRODUCTS--0.7%
20,000		Glatfelter (P.H.) Co.	289,200

		POLLUTION CONTROL--1.8%
50,000	(1)	Calgon Carbon Corp.	769,000

		PROTECTION--SAFETY--1.7%
17,000		Mine Safety Appliances Co.	758,710

		REIT--EQUITY--1.0%
10,000		Duke Realty Corp.	236,400
5,000		Health Care REIT, Inc.	214,450

		TOTAL	450,850

		RETAIL--APPAREL & SHOES--0.2%
5,000	(1)	Iconix Brand Group, Inc.	103,950

		RETAIL--CONVENIENCE STORE--1.8%
30,000		Casey’s General Stores, Inc.	780,000

		RETAIL--ECOMMERCE--0.8%
15,000	(1)	Gaiam, Inc.	365,550

		RETAIL--WHOLESALE COMPUTERS--0.2%
2,000	(1)	Tech Data Corp.	68,760

		STEEL--SPECIALTY--0.4%
4,000	(1)	Haynes International, Inc.	176,720

		TELECOMMUNICATIONS EQUIPMENT--2.5%
20,000		Harris Corp.	1,093,800

Shares or Principal Amount			Value
COMMON STOCKS--(Continued)
		TRANSPORTATION--EQUIPMENT & LEASING--0.4%
5,000		Wabtec Corp.	$171,950

		UTILITY--ELECTRIC POWER--2.7%
30,000		Black Hills Corp.	1,162,200

		WASTE MANAGEMENT--2.0%
30,000	(1)	Waste Connections, Inc.	874,800

		WIRE & CABLE PRODUCTS--0.6%
10,000		Barnes Group, Inc.	266,500

TOTAL COMMON STOCKS (identified cost $40,077,495)			42,210,718

GOVERNMENT AGENCY SECURITY--2.8%
		FEDERAL HOME LOAN BANK SYSTEM--2.8%
$1,200,000	(2)	Federal Home Loan Bank System, Discount Note, 2.85%, 2/12/2008 (identified cost $1,198,955)	1,198,955

MUTUAL FUND--0.7%
310,251	(3)(4)	Prime Obligations Fund, Institutional Shares, 4.17% (at net asset value)	310,251

TOTAL INVESTMENTS--100.1% (identified cost $41,586,701)(5)			43,719,924

(6)OTHER ASSETS AND LIABILITIES--NET--(0.1)%			(40,352)

TOTAL NET ASSETS--100%			$43,679,572

(1) Non-income producing security.

(2) The issue shows the rate of discount at the time of purchase.

(3) Affiliated company.

(4) 7-Day net yield.

(5) Also represents cost for federal tax purposes.

(6) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2008

At January 31, 2008, the fund’s industry composition(1) for its equity securities was as follows:

Industry	Percentage of Total Net Assets

Diversified Operations	6.4%
Banks--Major Regional	6.2%
Insurance Property & Casualty	3.9%
Networking Products	3.7%
Chemicals--Diversified	3.6%
Computer Software	3.3%
Machinery--Electrical	3.1%
Food--Major Diversified	3.0%
Computers--Mainframe	2.9%
Oil--U.S. Exploration & Production	2.8%
Machines--General Industrial	2.6%
Oil Field--Machinery & Equipment	2.6%
Restaurants	2.6%
Business Services	2.5%
Retail Discount	2.5%
Aerospace/Defense	2.4%
Chemical--Specialty	2.1%
Semiconductor--Broad Line	2.1%
Telecommunications Equipment	2.1%
Utility--Electric Power	2.0%
Building--Heavy Construction	1.9%
Retail--Miscellaneous	1.8%
Beverages--Soft	1.7%
Instruments--Control	1.5%
Advertising Agencies	1.4%
Medical--Drugs	1.4%
REIT--Equity	1.4%
Oil Field Services	1.3%
Machinery--Farm	1.2%
Engineering Services	1.1%
Fiber Optics	1.1%
Finance--Investment Management	1.1%
Food--Miscellaneous/Diversified	1.1%
Hotels & Motels	1.1%
Instruments--Scientific	1.0%
Wireless Communications	1.0%
Cleaning Products	0.9%
Medical--HMO	0.9%
Medical Products & Supply	0.9%
Medical/Dental--Supplies	0.9%
Computers	0.8%
Insurance--Brokers	0.8%
Oil & Gas Drilling	0.8%
Computer--Graphics	0.6%
Federal National Mortgage Association	0.5%
Independent Oil & Gas	0.5%
Information Technology--Software	0.5%
Closed End Fund	0.4%
Medical Instruments & Supplies	0.4%
Retail--Apparel & Shoes	0.4%
Computer--Storage Devices	0.3%
Electronic Components--Semiconductor	0.3%
Finance--Investment Banker/Broker	0.3%
Food Items--Wholesale	0.3%
Internet Software & Services	0.2%
Utility--Telephone	0.2%
Cosmetics & Toiletries	0.1%
Textile Apparel	0.1%

TOTAL EQUITY SECURITIES	94.6%

Government Agency Securities(2)	5.4%

Cash Equivalents(3)	0.5%

Other Assets and Liabilities--Net(4)	(0.5)%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(3) Cash Equivalents include an investment in a money market mutual fund.

(4) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2008

Shares			Value

COMMON STOCKS--94.6%
		ADVERTISING AGENCIES--1.4%
80,000		Omnicom Group, Inc.	$3,629,600

		AEROSPACE/DEFENSE--2.4%
50,000		Curtiss Wright Corp.	2,085,000
25,000		DRS Technologies, Inc.	1,341,750
60,000	(1)	MOOG, Inc., Class A	2,762,400

		TOTAL	6,189,150

		BANKS--MAJOR REGIONAL--6.2%
150,000		Bank of America Corp.	6,652,500
200,000		Bank of New York Mellon Corp.	9,326,000

		TOTAL	15,978,500

		BEVERAGES--SOFT--1.7%
75,000		Coca-Cola Co.	4,437,750

		BUILDING--HEAVY CONSTRUCTION--1.9%
60,000		Chicago Bridge & Iron Co., N.V.	2,669,400
30,000	(1)	Jacobs Engineering Group, Inc.	2,293,200

		TOTAL	4,962,600

		BUSINESS SERVICES--2.5%
50,000		Accenture Ltd.	1,731,000
85,000	(1)	FTI Consulting, Inc.	4,701,350

		TOTAL	6,432,350

		CHEMICAL--SPECIALTY--2.1%
230,000		Corning, Inc.	5,536,100

		CHEMICALS--DIVERSIFIED--3.6%
60,000		Air Products & Chemicals, Inc.	5,401,200
20,000		Airgas, Inc.	928,200
60,000		Ecolab, Inc.	2,895,000

		TOTAL	9,224,400

		CLEANING PRODUCTS--0.9%
35,000		Procter & Gamble Co.	2,308,250

		CLOSED END FUND--0.4%
75,000		Adams Express Co.	982,500

COMMON STOCKS--(Continued)
		COMPUTER SOFTWARE--3.3%
70,000	(1)	Autodesk, Inc.	$2,880,500
275,000	(1)	Oracle Corp.	5,651,250

		TOTAL	8,531,750

		COMPUTER--GRAPHICS--0.6%
60,000	(1)	NVIDIA Corp.	1,475,400

		COMPUTER--STORAGE DEVICES--0.3%
25,000	(1)	Sandisk Corp.	636,250

		COMPUTERS--0.8%
15,000	(1)	Apple, Inc.	2,030,400

		COMPUTERS--MAINFRAME--2.9%
70,000		IBM Corp.	7,513,800

		COSMETICS & TOILETRIES--0.1%
15,000		L’Oreal SA, ADR	366,000

		DIVERSIFIED OPERATIONS--6.4%
325,000		General Electric Co.	11,508,250
90,000		Textron Inc.	5,044,500

		TOTAL	16,552,750

		ELECTRONIC COMPONENTS--SEMICONDUCTOR--0.3%
25,000		Texas Instruments, Inc.	773,250

		ENGINEERING SERVICES--1.1%
65,000	(1)	URS Corp.	2,853,500

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.5%
40,000		Federal National Mortgage Association	1,354,400

		FIBER OPTICS--1.1%
100,000	(1)	CIENA Corp.	2,713,000

		FINANCE--INVESTMENT BANKER/ BROKER--0.3%
10,000		Lehman Brothers Holdings, Inc.	641,700

		FINANCE--INVESTMENT MANAGEMENT--1.1%
40,000		Legg Mason, Inc.	2,880,000

COMMON STOCKS--(Continued)
		FOOD--MAJOR DIVERSIFIED--3.0%
40,000		Archer-Daniels-Midland Co.	$1,762,000
15,000		ConAgra, Inc.	322,950
120,000		Kellogg Co.	5,748,000

		TOTAL	7,832,950

		FOOD ITEMS--WHOLESALE--0.3%
25,000		Sysco Corp.	726,250

		FOOD--MISCELLANEOUS/DIVERSIFIED--1.1%
15,000		Nestle SA, ADR	1,680,000
35,000		Unilever N.V., ADR	1,138,200

		TOTAL	2,818,200

		HOTELS & MOTELS--1.1%
80,000		Marriott International, Inc., Class A	2,876,800

		INDEPENDENT OIL & GAS--0.5%
15,000		Devon Energy Corp.	1,274,700
2,500		XTO Energy, Inc.	129,850

		TOTAL	1,404,550

		INFORMATION TECHNOLOGY-- SOFTWARE--0.5%
45,000	(1)	Activision, Inc.	1,164,150

		INSTRUMENTS--SCIENTIFIC--1.0%
45,000	(1)	Waters Corp.	2,585,250

		INSTRUMENTS--CONTROL--1.5%
45,000		Honeywell International, Inc.	2,658,150
20,000		Woodward Governor Co.	1,255,600

		TOTAL	3,913,750

		INSURANCE--BROKERS--0.8%
75,000		Marsh & McLennan Cos., Inc.	2,070,000

		INSURANCE PROPERTY & CASUALTY--3.9%
105,000		Ace Ltd.	6,125,700
65,000		American International Group, Inc.	3,585,400
40,000		PMI Group, Inc.	380,000

		TOTAL	10,091,100

COMMON STOCKS--(Continued)
		INTERNET SOFTWARE & SERVICES--0.2%
700	(1)	Google Inc.	$395,010

		MACHINERY--ELECTRICAL--3.1%
160,000		Emerson Electric Co.	8,134,400

		MACHINERY--FARM--1.2%
35,000		Deere & Co.	3,071,600

		MACHINES--GENERAL INDUSTRIAL--2.6%
65,000		Cooper Industries Ltd., Class A	2,895,100
25,000		Flowserve Corp.	2,053,000
35,000		Nordson Corp.	1,745,800

		TOTAL	6,693,900

		MEDICAL--DRUGS--1.4%
55,000		Allergan, Inc.	3,695,450

		MEDICAL INSTRUMENTS & SUPPLIES--0.4%
30,000	(1)	Mindray Medical International Ltd., ADR	1,023,000

		MEDICAL PRODUCTS & SUPPLY--0.9%
35,000		Stryker Corp.	2,343,950

		MEDICAL--HMO--0.9%
30,000	(1)	Wellpoint, Inc.	2,346,000

		MEDICAL/DENTAL--SUPPLIES--0.9%
50,000		Covidien Ltd.	2,231,500

		NETWORKING PRODUCTS--3.7%
395,000	(1)	Cisco Systems, Inc.	9,677,500

		OIL & GAS DRILLING--0.8%
40,000		ENSCO International, Inc.	2,044,800

		OIL FIELD SERVICES--1.3%
95,000		Halliburton Co.	3,151,150
10,000	(1)	Pride International, Inc.	317,100

		TOTAL	3,468,250

		OIL FIELD--MACHINERY & EQUIPMENT--2.6%
60,000	(1)	FMC Technologies, Inc.	2,889,600
60,000	(1)	Weatherford International Ltd.	3,708,600

		TOTAL	6,598,200

COMMON STOCKS--(Continued)
		OIL--U.S. EXPLORATION & PRODUCTION--2.8%
75,000		Apache Corp.	$7,158,000

		REIT--EQUITY--1.4%
100,000		Duke Realty Corp.	2,364,000
30,000		Health Care REIT, Inc.	1,286,700

		TOTAL	3,650,700

		RESTAURANTS--2.6%
125,000		McDonald’s Corp.	6,693,750

		RETAIL DISCOUNT--2.5%
45,000		Costco Wholesale Corp.	3,057,300
55,000		TJX Cos., Inc.	1,735,800
30,000		Target Corp.	1,667,400

		TOTAL	6,460,500

		RETAIL--APPAREL & SHOES--0.4%
50,000		American Eagle Outfitters, Inc.	1,151,500

		RETAIL--MISCELLANEOUS--1.8%
80,000		American Express Co.	3,945,600
15,000		PetSmart, Inc.	343,050
15,000		Staples, Inc.	359,100

		TOTAL	4,647,750

		SEMICONDUCTOR--BROAD LINE--2.1%
255,000		Intel Corp.	5,406,000

		TELECOMMUNICATIONS EQUIPMENT--2.1%
100,000		Harris Corp.	5,469,000

		TEXTILE APPAREL--0.1%
10,000	(1)	Coach, Inc.	320,500

		UTILITY--ELECTRIC POWER--2.0%
100,000		Black Hills Corp.	3,874,000
10,000		MDU Resources Group, Inc.	259,200
35,000		Puget Energy, Inc.	915,250

		TOTAL	5,048,450

		UTILITY--TELEPHONE--0.2%
15,000		AT&T, Inc.	577,350

Shares or Principal Amount			Value
COMMON STOCKS--(Continued)
		WIRELESS COMMUNICATIONS--1.0%
70,000		Nokia Oyj, Class A, ADR	$2,586,500

TOTAL COMMON STOCKS (identified cost $228,988,438)			244,379,960

(2)GOVERNMENT AGENCY SECURITIES--5.4%
		Federal Home Loan Bank SYSTEM--5.4%
$4,000,000		Federal Home Loan Bank System, Discount Bond, 3.70%, 2/5/2008	3,998,356
10,000,000		Federal Home Loan Bank System, Discount Note, 2.85%, 2/12/2008	9,991,292

TOTAL GOVERNMENT AGENCY SECURITIES (identified cost $13,989,648)			13,989,648

MUTUAL FUND--0.5%
1,281,018	(3)(4)	Prime Obligations Fund, Institutional Shares, 4.17% (at net asset value)	1,281,018

TOTAL INVESTMENTS--100.5% (identified cost $244,259,104)(5)			259,650,626

(6)OTHER ASSETS AND LIABILITES--NET--(0.5)%			(1,243,188)
TOTAL NET ASSETS--100%			$258,407,438

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase.

(3) Affiliated company.

(4) 7-Day net yield.

(5) The cost of investments for federal tax purposes amounts to $244,360,326.

(6) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2008

At January 31, 2008, the fund’s portfolio composition(1) was as follows:

Percentage of Total Net Assets

Equity Securities	63.2%
Mortgage-Backed Securities	15.7%
Government Agency Securities	8.2%
Corporate Debt Securities	4.6%
Collateralized Mortgage Obligations	4.5%
Commercial Paper	2.9%
Cash Equivalents(2)	0.8%
Other Assets and Liabilities--Net(3)	0.1%

TOTAL PORTFOLIO VALUE	100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include an investment in a money market mutual fund.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS

January 31, 2008

Shares			Value

COMMON STOCKS--62.3%
		ADVERTISING AGENCIES--1.1%
14,000		Omnicom Group, Inc.	$635,180

		AEROSPACE/DEFENSE--1.7%
10,000		Curtiss Wright Corp.	417,000
6,000		DRS Technologies, Inc.	322,020
4,500	(1)	MOOG, Inc., Class A	207,180

		TOTAL	946,200

		AGRICULTURAL--OPERATIONS--0.6%
3,000		Monsanto Co.	337,320

		ASSET MANAGEMENT--1.1%
6,000		Franklin Resources, Inc.	625,380

		AUTO/TRUCK--ORIG.--0.7%
8,000		BorgWarner, Inc.	404,880

		BANKS--MAJOR REGIONAL--4.0%
15,000		Bank of America Corp.	665,250
15,000		Bank of New York Mellon Corp.	699,450
8,000		PNC Financial Services Group	524,960
10,000		Wells Fargo & Co.	340,100

		TOTAL	2,229,760

		BEVERAGES--SOFT--1.3%
12,000		Coca-Cola Co.	710,040

		BUILDING--HEAVY CONSTRUCTION--1.7%
7,500		Chicago Bridge & Iron Co., N.V.	333,675
8,000	(1)	Jacobs Engineering Group, Inc.	611,520

		TOTAL	945,195

		CHEMICAL--SPECIALTY--1.1%
25,000		Corning, Inc.	601,750

		CHEMICALS--0.5%
2,000		Potash Corp. of Saskatchewan, Inc.	281,760

		CHEMICALS--DIVERSIFIED--2.6%
7,000		Air Products & Chemicals, Inc.	630,140
7,700		Airgas, Inc.	357,357
12,000		Dow Chemical Co.	463,920

		TOTAL	1,451,417

COMMON STOCKS--(Continued)
		CLEANING PRODUCTS--1.8%
15,000		Procter & Gamble Co.	$989,250

		CLOSED END FUNDS--3.2%
12,000		Amex Utilities Select Index	470,640
4,800		iShares Dow Jones US Healthcare Sector	320,880
14,000		iShares MSCI EAFE Index Fund	1,012,060

		TOTAL	1,803,580

		COAL--0.6%
7,500		Arch Coal, Inc.	330,000

		COMPUTER SOFTWARE--1.4%
6,000	(1)	Autodesk, Inc.	246,900
27,000	(1)	Oracle Corp.	554,850

		TOTAL	801,750

		COMPUTERS--0.4%
1,500	(1)	Apple, Inc.	203,040

		COMPUTERS--MAINFRAME--1.7%
9,000		IBM Corp.	966,060

		DIVERSIFIED OPERATIONS--2.8%
25,000		General Electric Co.	885,250
12,000		Textron Inc.	672,600

		TOTAL	1,557,850

		FIBER OPTICS--0.8%
16,000	(1)	CIENA Corp.	434,080

		FINANCE--INVESTMENT BANKER/BROKER--0.4%
1,000		Goldman Sachs Group, Inc.	200,770

		FINANCE--INVESTMENT MANAGEMENT--0.6%
5,000		Legg Mason, Inc.	360,000

		FOOD--MAJOR DIVERSIFIED--1.8%
12,000		Archer-Daniels-Midland Co.	528,600
10,000		Kellogg Co.	479,000

		TOTAL	1,007,600

		INDEPENDENT OIL & GAS--0.2%
1,500		Devon Energy Corp.	127,470

		INFORMATION TECHNOLOGY--SOFTWARE--0.7%
14,500	(1)	Activision, Inc.	375,115

COMMON STOCKS--(Continued)
		INSTRUMENTS--CONTROL--1.8%
10,000		Honeywell International, Inc.	$590,700
7,000		Roper Industries, Inc.	391,440

		TOTAL	982,140

		INSURANCE PROPERTY & CASUALTY--1.7%
7,000		Ace Ltd.	408,380
10,000		American International Group, Inc.	551,600

		TOTAL	959,980

		INTERNET SOFTWARE & SERVICES--0.2%
200	(1)	Google Inc.	112,860

		MACHINERY--CONSTRUCTION & MINING--0.8%
6,000		Caterpillar, Inc.	426,840

		MACHINERY--ELECTRICAL--1.2%
13,000		Emerson Electric Co.	660,920

		MACHINES--GENERAL INDUSTRIAL--1.0%
7,000		Cooper Industries Ltd., Class A	311,780
3,000		Flowserve Corp.	246,360

		TOTAL	558,140

		MEDICAL--DRUGS--0.5%
4,000		Allergan, Inc.	268,760

		MEDICAL APPLIANCES & EQUIPMENT--0.2%
3,000	(1)	Arthrocare Corp.	120,090

		MEDICAL PRODUCTS & SUPPLY--2.0%
5,000		Johnson & Johnson	316,300
12,000		Stryker Corp.	803,640

		TOTAL	1,119,940

		MINING--MISCELLANEOUS--0.3%
3,500		Peabody Energy Corp.	189,070

		MULTIMEDIA--0.7%
13,000		Walt Disney Co.	389,090

		NETWORKING PRODUCTS--1.7%
40,000	(1)	Cisco Systems, Inc.	980,000

		OIL & GAS DRILLING--0.9%
5,000		ENSCO International, Inc.	255,600

COMMON STOCKS--(Continued)
		OIL & GAS DRILLING--(Continued)
2,098	(1)	Transocean Sedco Forex, Inc.	$257,215

		TOTAL	512,815

		OIL FIELD--MACHINERY & EQUIPMENT--1.7%
8,000	(1)	FMC Technologies, Inc.	385,280
4,000	(1)	National-Oilwell, Inc.	240,920
5,500	(1)	Weatherford International Ltd.	339,955

		TOTAL	966,155

		OIL--INTEGRATED--0.8%
5,000		Exxon Mobil Corp.	432,000

		OIL--EXPLORATION & PRODUCTION--0.8%
5,000		Apache Corp.	477,200

		REIT--EQUITY--0.5%
12,000		Duke Realty Corp.	283,680

		RESTAURANTS--1.0%
10,000		McDonald’s Corp.	535,500

		RETAIL DISCOUNT--1.3%
4,000		Costco Wholesale Corp.	271,760
15,000		TJX Cos., Inc.	473,400

		TOTAL	745,160

		RETAIL--APPAREL & SHOES--0.6%
15,000		American Eagle Outfitters, Inc.	345,450

		RETAIL--MISCELLANEOUS--2.1%
11,000		American Express Co.	542,520
10,000		PetSmart, Inc.	228,700
17,500		Staples, Inc.	418,950

		TOTAL	1,190,170

		RETAIL--REGIONAL DEPARTMENT--1.2%
15,000	(1)	Kohl’s Corp.	684,600

		SEMICONDUCTOR--BROAD LINE--1.5%
40,000		Intel Corp.	848,000

		TELECOMMUNICATIONS EQUIPMENT--0.8%
8,000		Harris Corp.	437,520

		TEXTILE APPAREL--0.6%
10,000	(1)	Coach, Inc.	320,500

Shares or Principal Amount			Value

COMMON STOCKS--(Continued)
		TOBACCO--0.7%
5,000		Altria Group, Inc.	$379,100

		UTILITY--ELECTRIC POWER--1.5%
13,000		Black Hills Corp.	503,620
13,000		MDU Resources Group, Inc.	336,960

		TOTAL	840,580

		UTILITY--TELEPHONE--1.4%
20,000		AT&T, Inc.	769,800

TOTAL COMMON STOCKS (identified cost $32,159,407)			34,861,507

PREFERRED STOCKS--0.9%
		DIVERSIFIED FINANCIAL SERVICES--0.4%
10,000		General Electric Capital Corp., Pfd., $1.47, Annual Dividend	246,000

		MONEY CENTER BANKS--0.5%
10,000		Citigroup, Inc., Pfd., $0.45, Annual Dividend	253,294

TOTAL PREFERRED STOCKS (identified cost $515,200)			499,294

COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
		FEDERAL HOME LOAN MORTGAGE CORP.--1.9%
$643,049		Federal Home Loan Mortgage Corp., Series 3042, Class DH, 5.00%, 4/15/2024	645,128
432,235		Federal Home Loan Mortgage Corp., Series 3282, Class JE, 5.50%, 1/15/2026	437,721

		TOTAL	1,082,849

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.6%
916,912		Federal National Mortgage Association, Series 2003-5, Class EL, 5.00%, 8/25/2022	918,962
500,000		Federal National Mortgage Association, Series 2003-58, Class AP, 4.50%, 2/25/2027	503,684

		TOTAL	1,422,646

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $2,483,276)			2,505,495

Principal Amount			Value

(2)COMMERCIAL PAPER--2.9%
		DIVERSIFIED OPERATIONS--2.9%
$1,600,000	(3)	General Electric Co., 3.14%, 2/21/2008 (at amortized cost)	$1,597,245

CORPORATE BONDS--4.6%
		BEVERAGES/ALCOHOL--1.9%
1,000,000		Anheuser-Busch Cos., Inc., Sr. Note, 5.60%, 3/1/2017	1,055,054

		NETWORKING PRODUCTS--1.8%
1,000,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.50%, 2/22/2016	1,039,326

		RETAIL DISCOUNT--0.9%
500,000		Target Corp., Sr. Unsecd. Note, 5.375%, 5/1/2017	497,581

TOTAL CORPORATE BONDS (identified cost $2,470,835)			2,591,961

MORTGAGE-BACKED SECURITIES--15.7%
		FEDERAL HOME LOAN MORTGAGE CORP.--6.0%
973,430		Federal Home Loan Mortgage Corp., 6.00%, 10/1/2022	1,005,776
824,781		Federal Home Loan Mortgage Corp., Pool C90984, 6.00%, 8/1/2026	850,800
69,918		Federal Home Loan Mortgage Corp., Pool E84004, 6.00%, 6/1/2016	72,766
684,393		Federal Home Loan Mortgage Corp., Pool G18048, 5.00%, 4/1/2020	694,972
721,915		Federal Home Loan Mortgage Corp., Pool G18083, 5.50%, 11/1/2020	740,151

		TOTAL	3,364,465

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.7%
975,393		Federal National Mortgage Association, 5.50%, 10/1/2022	999,727
2,739,111		Federal National Mortgage Association, 5.50%, 12/1/2025	2,807,760
87,626		Federal National Mortgage Association, Pool 254629, 5.00%, 2/1/2010	88,587
524,426		Federal National Mortgage Association, Pool 254831, 5.00%, 8/1/2023	528,064
964,593		Federal National Mortgage Association, Pool 256802, 5.50%, 7/1/2027	986,056

		TOTAL	5,410,194

TOTAL MORTGAGE-BACKED SECURITIES (identified cost $8,572,431)			8,774,659

Principal Amount or Shares			Value

GOVERNMENT AGENCY SECURITIES--8.2%
		FEDERAL HOME LOAN BANK--4.5%
$2,500,000	(2)	Federal Home Loan Bank System, Discount Bond, 3.65%, 2/15/2008	$2,496,451

		FEDERAL HOME LOAN MORTGAGE CORP.--3.7%
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, 6.00%, 7/19/2016	1,064,677
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, Series MTN, 5.45%, 11/21/2013	1,020,157

		TOTAL	2,084,834

TOTAL GOVERNMENT AGENCY SECURITIES (identified cost $4,497,677)			4,581,285

MUTUAL FUND--0.8%
477,372	(4)(5)	Prime Obligations Fund, Institutional Shares, 4.17% (at net asset value)	477,372

TOTAL INVESTMENTS--99.9% (identified cost $52,773,443)(6)			55,888,818

(7)OTHER ASSET AND LIABILITIES--NET--0.1%			80,640

TOTAL NET ASSETS--100%			$55,969,458

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest-bearing issues.

(3) Reflects potential extension period.

(4) Affiliated company.

(5) 7-Day net yield.

(6) Also represents cost for federal tax purposes.

(7) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2008.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

WESMARK GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2008

At January 31, 2008, the fund’s portfolio composition(1) was as follows:

Percentage of Total Net Assets

Mortgage-Backed Securities	70.3%
Collateralized Mortgage Obligations	26.4%
Government Agency Security	2.0%
Preferred Stock	0.5%
Cash Equivalents(2)	0.6%
Other Assets and Liabilities--Net(3)	0.2%

TOTAL	100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include an investment in a money market mutual fund.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

WESMARK GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2008

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS--26.4%
		FEDERAL HOME LOAN MORTGAGE CORP.--21.5%
$2,751,623		Federal Home Loan Mortgage Corp., REMIC, Series 2591 Class CM, 4.000%, 3/15/2033	$2,657,552
3,983,997		Federal Home Loan Mortgage Corp., REMIC, Series 2651 Class JB, 5.000%, 1/15/2018	3,998,158
7,005,711		Federal Home Loan Mortgage Corp., REMIC, Series 3005 Class EG, 5.000%, 8/15/2021	7,059,815
4,501,345		Federal Home Loan Mortgage Corp., REMIC, Series 3042 Class DH, 5.000%, 4/15/2024	4,515,894
6,412,533		Federal Home Loan Mortgage Corp., REMIC, Series 3044 Class HN, 5.000%, 1/15/2024	6,442,699
3,667,319		Federal Home Loan Mortgage Corp., REMIC, Series 3051 Class MC, 5.000%, 10/15/2024	3,709,739
4,002,386		Federal Home Loan Mortgage Corp., REMIC, Series 3197 Class AB, 5.500%, 8/15/2013	4,085,977
6,051,288		Federal Home Loan Mortgage Corp., REMIC, Series 3282 Class JE, 5.500%, 1/15/2026	6,128,094
4,388,957		Federal Home Loan Mortgage Corp., REMIC, Series R010 Class AB, 5.500%, 12/15/2019	4,453,987

		TOTAL	43,051,915

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.9%
2,481,017		Federal National Mortgage Association, REMIC, Series 2003-55-Class WA, 4.000%, 3/25/2033	2,403,148
3,973,285		Federal National Mortgage Association, REMIC, Series 2003-5-Class EL, 5.000%, 8/25/2022	3,982,169
3,541,549		Federal National Mortgage Association, REMIC, Series 2005-43-Class PB, 5.000%, 2/25/2034	3,561,901

		TOTAL	9,947,218

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $52,093,522)			52,999,133

GOVERNMENT AGENCY SECURITY--2.0%
		FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.0%
$4,000,000		Federal National Mortgage Association, 5.340%, 2/22/2011 (identified cost $4,000,000)	$4,008,623

MORTGAGE-BACKED SECURITIES--70.3%
		FEDERAL HOME LOAN MORTGAGE CORP.--6.1%
3,145,587		Federal Home Loan Mortgage Corp., 5.000%, 1/15/2019	3,189,987
8,745,127		Federal Home Loan Mortgage Corp., 5.500%, 10/1/2026	8,931,508

		TOTAL	12,121,495

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--64.2%
3,131,245		Federal National Mortgage Association, 5.000%, 6/1/2020	3,179,649
5,000,019		Federal National Mortgage Association, 5.000%, 11/25/2023	5,079,854
3,278,813		Federal National Mortgage Association, 5.000%, 1/1/2025	3,300,535
3,812,704		Federal National Mortgage Association, 5.500%, 6/1/2022	3,907,823
4,184,486		Federal National Mortgage Association, 5.500%, 8/1/2025	4,289,360
13,695,557		Federal National Mortgage Association, 5.500%, 11/1/2025	14,038,802
9,699,887		Federal National Mortgage Association, 5.500%, 11/1/2025	9,942,990
6,761,999		Federal National Mortgage Association, 5.500%, 4/1/2026	6,931,471
2,448,765		Federal National Mortgage Association, 5.500%, 4/1/2026	2,510,137
4,433,808		Federal National Mortgage Association, 5.500%, 4/1/2026	4,544,930
6,806,077		Federal National Mortgage Association, 5.500%, 6/1/2026	6,966,019
8,912,916		Federal National Mortgage Association, 5.500%, 9/1/2026	9,122,369
4,509,002		Federal National Mortgage Association, 5.500%, 1/1/2027	4,614,964
4,804,894		Federal National Mortgage Association, 5.500%, 6/1/2027	4,911,803
4,822,967		Federal National Mortgage Association, 5.500%, 7/1/2027	4,930,278
4,413,351		Federal National Mortgage Association, 6.000%, 1/1/2026	4,557,750
7,909,407		Federal National Mortgage Association, 6.000%, 6/1/2026	8,168,193
2,411,258		Federal National Mortgage Association, 6.000%, 7/1/2026	2,488,833
9,090,202		Federal National Mortgage Association, 6.000%, 8/1/2026	9,382,651
Principal Amount or Shares			Value

MORTGAGE-BACKED SECURITIES--(Continued)
		FEDERAL NATIONAL MORTGAGE ASSOCIATION--(Continued)
$4,743,328		Federal National Mortgage Association, 6.000%, 6/1/2027	$4,893,336
4,834,988		Federal National Mortgage Association, 6.000%, 7/1/2027	4,987,895
5,824,550		Federal National Mortgage Association, 6.000%, 8/1/2027	6,008,751

		TOTAL	128,758,393

TOTAL MORTGAGE-BACKED SECURITIES (identified cost $136,656,623)			140,879,888

PREFERRED STOCK--0.5%
		UTILITY--ELECTRIC POWER--0.5%
40,000		Tennessee Valley Authority, 6/1/2028, Pfd., $1.37, Annual Dividend (identified cost $1,020,830)	993,200

MUTUAL FUND--0.6%
1,219,524	(1)(2)	Prime Obligations Fund, Institutional Shares, 4.17% (at net asset value)	1,219,524

TOTAL INVESTMENTS--99.8% (identified cost $194,990,499)(3)			200,100,368

(4)OTHER ASSETS AND LIABILITIES--NET--0.2%			322,048

TOTAL NET ASSETS--100%			$200,422,416

(1) Affiliated company.

(2) 7-Day net yield.

(3) Also represents cost for federal tax purposes.

(4) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2008.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2008

At January 31, 2008, the fund’s portfolio composition(1) was as follows:

		Percentage of Total Net Assets
Municipal Bonds(1)		97.2%
Cash Equivalents(2)		1.3%
Other Assets and Liabilities--Net(3)		1.5%

TOTAL PORTFOLIO VALUE		100%

Years to Maturity	Percentage of Total Net Assets
1-3 Years	27.9%
3-5 Years	28.2%
5-10 Years	28.9%
10 Years or Greater	12.2%
Cash Equivalents(2)	1.3%
Other Assets and Liabilities--Net(3)	1.5%

TOTAL	100%

S&P Ratings as Percentage of Total Net Assets(4)		Moody’s Ratings as Percentage of Total Net Assets(4)

AAA	56.9%	Aaa	57.4%

AA	2.5%	A	7.8%

A	4.1%	Baa	3.0%

BBB	2.3%

Not Rated by S&P	31.4%	Not Rated by Moody’s	29.0%

TOTAL	97.2%		97.2%

TOTAL FIXED INCOME PORTFOLIO VALUE				97.2%

Cash Equivalents(2)				1.3%

Other Assets and Liabilities--Net(3)				1.5%

TOTAL PORTFOLIO VALUE				100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include an investment in a money market mutual fund.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(4) These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category. Of the portfolio’s total investments, 6.5% do not have long-term ratings by either of these NRSROs.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2008

Principal Amount			Value

MUNICIPAL BONDS--97.2%
		ARKANSAS--0.7%
$500,000		Conway, AR, Public Facilities Board Capital Improvements, Refunding Revenue Bonds Hendrix College Project (Series B), 4.75% (Original Issue Yield: 4.85%), 10/1/2030	$489,100

		WEST VIRGINIA--96.5%
1,000,000		Berkeley County, WV Board of Education, 4.50% (FGIC INS)/(Original Issue Yield: 4.65%), 5/1/2014	1,063,050
825,000		Berkeley County, WV Building Commission Lease, Judicial Center Project-(Series A), 4.70% (MBIA Insurance Corp. INS), 12/1/2024	859,798
230,000		Berkeley County, WV Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.35%, 10/1/2019	227,707
240,000		Berkeley County, WV Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.40%, 10/1/2020	236,119
700,000		Berkeley County, WV Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.65% (Original Issue Yield: 4.78%), 3/1/2037	630,196
400,000		Berkeley County, WV Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.65%, 10/1/2025	385,632
135,000		Berkeley County, WV Public Service Sewer District, (Series B) Refunding Revenue Bonds, 4.80%, 10/1/2025	134,307
355,000		Charles Town, WV, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.15%), 10/1/2013	364,468
340,000		Charles Town, WV, Refunding Revenue Bonds, 5.00%, 10/1/2012	349,367
500,000		Charleston, WV Civic Center Revenue, Improvements, 6.25%, 12/1/2015	522,470
1,200,000		Charleston, WV Urban Renewal Authority, Refunding Revenue Bonds, 5.30% (FSA INS)/(Original Issue Yield: 5.274%), 12/15/2022	1,276,404
1,240,000		Charleston, WV, GO UT, 7.20%, 10/1/2008	1,281,503
1,000,000		Clarksburg, WV, Revenue Bonds, 5.25% (FGIC INS), 9/1/2019	1,087,110
1,460,000		Fairmont, WV State College, Revenue Bonds (Series A), 5.00% (FGIC INS 6/1/2013@100), 6/1/2032	1,487,258
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$500,000		Fairmont, WV Waterworks, (Series 1999), 5.25% (AMBAC INS), 7/1/2017	$521,445
1,235,000		Fairmont, WV Waterworks, Water Utility Improvement Revenue Bonds, 5.00% (AMBAC INS), 7/1/2019	1,278,484
1,240,000		Grant County, WV County Commission, Refunding Revenue Bonds, 5.35% (Original Issue Yield: 5.349%), 10/1/2019	1,257,186
680,000		Harrison County, WV Building Commission, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.15% (AMBAC INS)/(Original Issue Yield: 5.32%), 4/1/2018	697,000
420,000		Jackson County, WV, Revenue Bonds, 7.375% (GTD by U.S. Government), 6/1/2010	466,969
1,055,000		Kanawha County, WV Building Community, Judicial Annex Lease -- (Series A), 5.00%,12/1/2018	1,085,416
1,135,000		Monongalia County, WV Board of Education, GO UT, 6.00%, 5/1/2011	1,257,762
1,085,000		Monongalia County, WV Board of Education, GO UT, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.81%), 5/1/2010	1,170,954
525,000		Monongalia County, WV Building Commission, Revenue Bonds (Series A), 5.25%, 7/1/2035	516,358
1,265,000		Monongalia County, WV Building Commission, Revenue Bonds, 5.25%, 7/1/2020	1,310,097
350,000		Ohio County, WV Board of Education, GO UT, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.25%), 6/1/2013	359,642
1,000,000		Ohio County, WV Board of Education, GO UT, 5.00% (Original Issue Yield: 5.25%), 6/1/2013	1,027,550
785,000		Ohio County, WV Board of Education, GO UT Refunding Bonds, 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.375%), 6/1/2018	805,700
750,000		Ohio County, WV County Commission, Tax Allocation, 5.35% (Fort Henry Centre Financing District A), 6/1/2017	752,400
500,000		Parkersburg, WV Waterworks & Sewer Systems, Refunding Revenue Bonds (Series A), 4.50% (FGIC LOC 8/1/2015@100), 8/1/2022	503,640
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$500,000		Parkersburg, WV Waterworks & Sewer Systems, Refunding Revenue Bonds (Series A), 5.00%, 8/1/2019	$535,570
1,155,000		Pleasants County, WV PCR, (Refunding Revenue Bonds), 5.30%, 12/1/2008	1,157,033
1,795,000		Raleigh, Fayette & Nicholas Counties, WV, Refunding Bond, 6.25% (GTD by U.S. Government)/(Original Issue Yield: 6.60%), 8/1/2011	1,962,043
1,310,000		Randolph County, WV, Refunding Revenue Bonds, 5.20% (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015	1,430,363
500,000		Shepherd University Board, Revenue Bonds, 4.50% (Original Issue Yield: 4.63%), 6/1/2027	497,735
680,000		Weirton, WV Municipal Hospital Building, Revenue Bonds (Series A), 5.25% (Weirton Medical Center, Inc.)/(Original Issue Yield: 5.31%), 12/1/2011	699,346
430,000		West Liberty State College, WV, 4.70%, 6/1/2012	437,817
965,000		West Liberty State College, WV, 4.80%, 6/1/2012	985,255
570,000		West Virginia EDA, (Series A), 5.00% (Original Issue Yield: 4.25%), 3/1/2019	601,185
580,000		West Virginia EDA, 4.75%, 11/1/2012	627,137
1,000,000		West Virginia EDA, 5.00% (AMBAC INS)/(Original Issue Yield: 5.09%), 7/15/2022	1,044,990
920,000		West Virginia EDA, Revenue Bonds, 4.50% (Original Issue Yield: 4.66%), 6/1/2020	936,109
860,000		West Virginia EDA, Revenue Bonds, 4.75%, 6/1/2022	879,453
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS), 6/1/2016	1,106,960
2,315,000		West Virginia Higher Education, Revenue Bonds (Series B), 5.00%, 4/1/2018	2,475,522
2,000,000		West Virginia Higher Education, Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 4/1/2012	2,176,360
2,000,000		West Virginia School Building Authority, 5.25% (MBIA Insurance Corp. INS), 7/1/2012	2,205,260
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, (Series A), 5.25% (AMBAC INS), 7/1/2012	$1,094,350
1,500,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, 5.375% (AMBAC INS)/(Original Issue Yield: 5.04%), 7/1/2021	1,692,495
500,000		West Virginia State Hospital Finance Authority, (Series A), 3.50% (West Virginia University Hospital, Inc.)/(Original Issue Yield: 3.62%), 6/1/2010	512,190
605,000		West Virginia State Hospital Finance Authority, Prerefunded Revenue Bonds, 6.75% (Charleston Area Medical Center)/(GTD by U.S. Government 9/1/2010@101)/(Original Issue Yield: 6.89%), 9/1/2022	673,335
1,070,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 5.50% (West Virginia Veterans Nursing Home), 3/1/2019	1,078,186
300,000		West Virginia State Hospital Finance Authority, Revenue Bonds (Series A), 4.50% (Original Issue Yield: 4.68%), 6/1/2026	285,051
1,000,000		West Virginia State Housing Development Fund, (Series A), 5.05%, 11/1/2014	1,018,670
900,000		West Virginia State Housing Development Fund, (Series A), 4.90% (Original Issue Yield: 4.899%), 11/1/2014	933,939
1,000,000		West Virginia State Housing Development Fund, Refunding Revenue Bonds (Series A), 5.10%, 11/1/2015	1,018,260
720,000		West Virginia State, Revenue Bonds (Series A) , 5.00% (Marshall University)/(Original Issue Yield: 5.17%), 5/1/2020	755,014
1,250,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.19%), 5/1/2021	1,310,788
1,000,000		West Virginia University, (Series A), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.08%), 4/1/2016	1,150,910
500,000		West Virginia University, (Series B), 5.00%, 10/1/2021	526,915
1,000,000		West Virginia University, 5.00% (FGIC INS), 10/1/2034	1,010,950
500,000		West Virginia University, Refunding Revenue Bonds, 5.00% (AMBAC INS 5/1/2008@101)/(Original Issue Yield: 5.22%), 5/1/2017	508,630
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		West Virginia University, Revenue Bonds (Series B), 5.00% (AMBAC INS 5/1/2008@101)/(Original Issue Yield: 5.19%), 5/1/2015	$1,017,260
2,000,000		West Virginia Water Development Authority, (Series A), 4.40% (AMBAC INS)/(Original Issue Yield: 4.47%), 10/1/2018	2,047,500
400,000		West Virginia Water Development Authority, (Series A), 5.375% (FSA INS 10/1/2010@100)/(Original Issue Yield: 5.40%), 10/1/2015	431,248
985,000		West Virginia Water Development Authority, (Series A), 5.50% (FSA INS 10/1/2010@100)/(Original Issue Yield: 5.65%), 10/1/2020	1,065,110
1,000,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series A-II), 5.00%, 11/1/2025	1,019,680
1,000,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 5.03%), 11/1/2029	1,026,420
900,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series C-II), 4.25% (Original Issue Yield: 4.40%), 11/1/2026	838,881
1,000,000		West Virginia Water Development Authority, Revenue Bonds (Series B-IV), 5.125%, 11/1/2024	1,031,200
650,000		West Virginia Water Development Authority, Revenue Bonds Loan Program IV (Series B-IV), 4.75% (Original Issue Yield: 4.80%), 11/1/2035	628,075
290,000		West Virginia Water Development Authority, Revenue Bonds (Series A), 4.75% (West Virginia Infrastructure Jobs), 10/1/2023	303,511
500,000		West Virginia Water Development Authority, Revenue Bonds (Series A), 5.00% (FSA INS), 11/1/2019	548,185
500,000		Wheeling, WV Waterworks & Sewer Systems, (Series A) Revenue Bonds, 4.25% (FSA LOC 6/1/2016@100)/(Original Issue Yield: 4.38%), 6/1/2026	488,570
Principal Amount or Shares			Value
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$500,000		Wheeling, WV Waterworks & Sewer Systems, (Series A) Revenue Bonds, 4.75% (FSA LOC 6/1/2016@100), 6/1/2036	$502,875
1,000,000		Wood County, WV Board of Education, GO UT, 4.00% (FSA INS), 5/1/2011	1,048,680

		TOTAL	68,241,008

TOTAL MUNICIPAL BONDS (identified cost $66,781,262)			68,730,108

MUTUAL FUND--1.3%
891,341	(1)(2)	Prime Obligations Fund, Institutional Shares, 4.17% (at net asset value)	891,341

TOTAL INVESTMENTS--98.5% (identified cost $67,672,603)(3)			69,621,449

(4)OTHER ASSETS AND LIABILITIES--NET--1.5%			1,087,543

TOTAL NET ASSETS--100%			$70,708,992

At January 31, 2008, the Fund holds no securities that are subject to federal alternative minimum tax.

(1) Affiliated company.

(2) 7-Day net yield.

(3) The cost of investments for federal tax purposes amounts to $67,576,337.

(4) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LOC	--Letter of Credit
PCR	--Pollution Control Revenue
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2008

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund

Assets:
Total investments in securities, at value (a)	$43,719,924	$259,650,626	$55,888,818	$200,100,368	$69,621,449
Cash	4,775	11,550	4,467	--	--
Receivable for:
Income	12,273	197,016	145,945	914,026	838,701
Investments sold	--	--	--	--	500,113
Fund shares sold	98	8,145	317	90,757	--
Prepaid expense	782	--	--	1,663	2,131

Total assets	43,737,852	259,867,337	56,039,547	201,106,814	70,962,394

Liabilities:
Payable for:
Investments purchased	--	1,232,257	--	--	--
Fund shares redeemed	1,000	50,576	--	7,383	1,000
Income distribution payable	--	--	--	558,261	175,580
Custodian fees (Note 5)	--	2,228	462	--	--
Transfer and dividend disbursing agent fees and expenses	10,690	23,586	12,020	11,141	8,521
Directors’/Trustees’ fees	4,325	4,325	4,325	4,325	4,325
Auditing fees	14,638	26,211	15,271	21,732	15,749
Legal fees	1,716	1,717	1,717	1,867	1,350
Portfolio accounting fees	5,000	38,681	6,075	17,812	9,096
Shareholder services fee (Note 5)	5,760	55,512	11,929	42,341	14,867
Share registration fees	12,432	18,488	14,313	14,467	19,713
Insurance premiums	2,719	6,318	3,071	5,069	3,201
Accrued expenses	--	--	906	--	--

Total liabilities	58,280	1,459,899	70,089	684,398	253,402

Net Assets Consist of:
Paid-in capital	41,792,991	241,766,490	51,269,889	197,738,098	68,694,308
Net unrealized appreciation of investments	2,133,223	15,391,522	3,115,375	5,109,869	1,948,846
Accumulated net realized gain (loss) on investments	(246,642)	1,034,135	1,566,023	(2,459,015)	65,774
Accumulated net investment income	--	215,291	18,171	33,464	64

Total Net Assets	$43,679,572	$258,407,438	$55,969,458	$200,422,416	$70,708,992

Shares Outstanding, No Par Value, Unlimited Shares Authorized	4,918,734	20,030,100	5,552,594	20,094,566	6,808,142

Net Asset Value, Offering Price and Redemption Proceeds Per Share	$8.88	$12.90	$10.08	$9.97	$10.39

Investments, at identified cost (a)	$41,586,701	$244,259,104	$52,773,443	$194,990,499	$67,672,603

(a) Including $310,251, $1,281,018, $477,372, $1,219,524 and $891,341, respectively, of investments in affiliated issuers (Note 5).

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF OPERATIONS

Year Ended January 31, 2008

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund

Investment Income:
Dividends (a)	$211,081 (b)	$3,779,592 (c)	$658,298 (d)	$184,138	$41,036
Interest	204,138	1,040,983	1,018,982	10,432,607	3,073,073

Total income	415,219	4,820,575	1,677,280	10,616,745	3,114,109

Expenses:
Investment adviser fee (Note 5)	331,193	2,064,911	426,780	1,169,092	415,852
Administrative personnel and services fee (Note 5)	75,000	355,901	75,142	251,904	89,605
Custodian fees (Note 5)	16,756	47,645	15,865	26,048	13,145
Transfer and dividend disbursing agent fees and expenses	31,515	64,502	33,634	32,844	24,807
Directors’/Trustees’ fees	15,842	15,842	15,842	15,842	15,842
Auditing fees	15,913	26,958	16,304	22,639	16,498
Legal fees	12,786	12,786	12,787	13,003	14,350
Portfolio accounting fees	28,502	159,206	37,114	106,545	50,887
Shareholder services fee (Note 5)	110,490	688,522	142,280	487,190	173,253
Share registration costs	23,247	27,035	17,652	20,446	26,607
Printing and postage	9,053	12,827	10,402	7,033	6,367
Insurance premiums	8,238	19,137	8,678	15,370	9,481
Taxes	--	7,815	--	--	--
Miscellaneous	2,811	3,213	2,569	3,502	3,113

Total expenses	681,346	3,506,300	815,049	2,171,458	859,807

Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	(5,048)	(29,904)	(11,823)	(14,344)	(69,309)
Waiver of administrative personnel and services fee	(17,939)	--	(1,582)	--	--
Waiver of shareholder services fee	(44,159)	--	--	--	--
Reimbursement of other operating expenses	--	(7,815)	--	--	--

Total waivers and reimbursement	(67,146)	(37,719)	(13,405)	(14,344)	(69,309)

Net expenses	614,200	3,468,581	801,644	2,157,114	790,498

Net investment income (loss)	(198,981)	1,351,994	875,636	8,459,631	2,323,611

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	358,141	22,068,180	3,240,108	(399,534)	(6,475)
Net change in unrealized appreciation/depreciation of investments	(1,676,977)	(17,151,598)	(1,805,292)	6,502,955	256,301

Net realized and unrealized gain (loss) on investments	(1,318,836)	4,916,582	1,434,816	6,103,421	249,826

Change in net assets resulting from operations	$(1,517,817)	$6,268,576	$2,310,452	$14,563,052	$2,573,437

(a) Including $32,747, $209,404, $79,766, $129,238 and $41,036 received from affiliated issuers, respectively (Note 5).

(b) Net of foreign taxes withheld of $210.

(c) Net of foreign taxes withheld of $10,024.

(d) Net of foreign taxes withheld of $2,033.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Small Company Growth Fund		WesMark Growth Fund		WesMark Balanced Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2008	Year Ended January 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$(198,981)	$(58,746)	$1,351,994	$1,342,578	$875,636	$815,809
Net realized gain on investments	358,141	1,569,108	22,068,180	9,812,366	3,240,108	2,941,981
Net change in unrealized appreciation/depreciation of investments	(1,676,977	218,749	(17,151,598	3,077,454	(1,805,292	(206,162)

Change in net assets resulting from operations	(1,517,817)	1,729,111	6,268,576	14,232,398	2,310,452	3,551,628

Distributions to Shareholders--
Distributions from net investment income	--	--	(1,698,016)	(884,354)	(883,037)	(795,620)
Distributions from net realized gain on investments	(1,351,467)	--	(22,770,381)	(13,589,781)	(823,101)	--

Change in net assets from distributions to shareholders	(1,351,467)	--	(24,468,397)	(14,474,135)	(1,706,138)	(795,620)

Share Transactions--
Proceeds from sale of shares	11,010,557	10,931,869	27,222,328	22,961,443	5,984,159	7,015,390
Net asset value of shares issued to shareholders in payment of distributions declared	799,542	--	22,413,951	7,199,677	1,113,402	212,995
Cost of shares redeemed	(4,157,776)	(4,256,405)	(42,971,726)	(29,552,068)	(7,105,203)	(8,135,332)

Change in net assets from share transactions	7,652,323	6,675,464	6,664,553	609,052	(7,642)	(906,947)

Change in net assets	4,783,039	8,404,575	(11,535,268)	367,315	596,672	1,849,061
Net Assets:
Beginning of period	38,896,533	30,491,958	269,942,706	269,575,391	55,372,786	53,523,725

End of period	43,679,572	38,896,533	258,407,438	269,942,706	55,969,458	55,372,786

Accumulated net investment income included in net assets at end of period	$--	$2	$215,291	$561,224	$18,171	$16,694

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Government Bond Fund		WesMark West Virginia Municipal Bond Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2008	Year Ended January 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income	$8,459,631	$7,961,118	$2,323,611	$2,384,382
Net realized gain (loss) on investments	(399,534)	(1,154,073)	(6,475)	4,634
Net change in unrealized appreciation/depreciation of investments	6,502,955	637,970	256,301	(286,364)

Change in net assets resulting from operations	14,563,052	7,445,015	2,573,437	2,102,652

Distributions to Shareholders--
Distributions from net investment income	(8,487,703)	(7,938,340)	(2,308,417)	(2,371,423)
Share Transactions--
Proceeds from sale of shares	16,528,737	16,001,877	8,774,776	5,044,020
Net asset value of shares issued to shareholders in payment of distributions declared	3,456,378	1,850,988	722,465	211,426
Cost of shares redeemed	(18,555,865)	(16,876,793)	(9,007,379)	(7,857,155)

Change in net assets from share transactions	1,429,250	976,072	489,862	(2,601,709)

Change in net assets	7,504,599	482,747	754,882	(2,870,480)
Net Assets:
Beginning of period	192,917,817	192,435,070	69,954,110	72,824,590

End of period	200,422,416	192,917,817	70,708,992	69,954,110

Undistributed net investment income included in net assets at end of period	$33,464	$61,536	$64	$41

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended January 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions
WesMark Small Company Growth Fund
2004	$4.75	(0.08)(c)(d)	2.81	2.73	--	--	--
2005	$7.48	(0.06)(c)	(0.23)	(0.29)	--	--	--
2006	$7.19	(0.06)(c)	1.83	1.77	--	--	--
2007(e)	$8.96	--	0.41	0.41	--	--	--
2008	$9.37	--	(0.18)	(0.18)	--	(0.31)	(0.31)
WesMark Growth Fund
2004	$9.23	0.01	3.59	3.60	(0.02)	--	(0.02)
2005	$12.81	0.09	(0.42)	(0.33)	(0.11)	--	(0.11)
2006	$12.37	0.01	1.48	1.49	(0.01)	--	(0.01)
2007(e)	$13.85	0.07	0.67	0.74	(0.05)	(0.70)	(0.75)
2008	$13.84	0.07	0.28	0.35	(0.09)	(1.20)	(1.29)
WesMark Balanced Fund
2004	$7.61	0.14	1.49	1.63	(0.14)	--	(0.14)
2005	$9.10	0.18	(0.23)	(0.05)	(0.18)	--	(0.18)
2006	$8.87	0.11	0.60	0.71	(0.11)	--	(0.11)
2007(e)	$9.47	0.14	0.50	0.64	(0.14)	--	(0.14)
2008	$9.97	0.16	0.26	0.42	(0.16)	(0.15)	(0.31)
WesMark Government Bond Fund
2004	$9.98	0.30	0.05	0.35	(0.30)	--	(0.30)
2005	$10.03	0.34	(0.08)	0.26	(0.33)	(0.01)	(0.34)
2006	$9.95	0.33	(0.24)	0.09	(0.33)	(0.01)	(0.34)
2007(e)	$9.70	0.40	(0.03)	0.37	(0.40)	--	(0.40)
2008	$9.67	0.42	0.30	0.72	(0.42)	--	(0.42)
WesMark West Virginia Municipal Bond Fund
2004	$10.54	0.32	0.10	0.42	(0.32)	(0.01)	(0.33)
2005	$10.63	0.31	(0.01)	0.30	(0.31)	(0.05)	(0.36)
2006	$10.57	0.32	(0.18)	0.14	(0.32)	(0.01)	(0.33)
2007(e)	$10.38	0.34	(0.03)	0.31	(0.34)	--	(0.34)
2008	$10.35	0.34	0.04	0.38	(0.34)	--	(0.34)

(a) Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable.

(b) This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

(c) Per share numbers have been calculated using the average shares method.

(d) Reclassifications have been made to conform to current year presentation. Net assets were not affected by this reclassification.

(e) Beginning with the year ended January 31, 2007, the Fund was audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets
Net Asset Value, End of Period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate
WesMark Small Company Growth Fund
$7.48	57.47%	1.66%	(1.31)%	0.46%	$19,181	66%
$7.19	(3.88)%	1.62%	(0.89)%	0.38%	$21,532	62%
$8.96	24.62%	1.59%	(0.83)%	0.28%	$30,492	84%
$9.37	4.58%	1.40%	(0.17)%	0.19%	$38,897	55%
$8.88	(2.15)%	1.39%	(0.45)%	0.15%	$43,680	78%
WesMark Growth Fund
$12.81	39.04%	1.14%	0.12%	0.11%	$260,060	60%
$12.37	(2.63)%	1.14%	0.71%	0.11%	$249,647	51%
$13.85	12.01%	1.28%	0.08%	0.01%	$269,575	76%
$13.84	5.43%	1.24%	0.50%	0.01%	$269,943	83%
$12.90	2.22%	1.26%	0.49%	0.01%	$258,407	112%
WesMark Balanced Fund
$9.10	21.64%	1.24%	1.71%	0.12%	$65,801	52%
$8.87	(0.53)%	1.26%	1.95%	0.12%	$57,523	38%
$9.47	8.11%	1.45%	1.28%	0.03%	$53,524	76%
$9.97	6.85%	1.40%	1.51%	0.03%	$55,373	63%
$10.08	4.19%	1.41%	1.54%	0.02%	$55,969	85%
WesMark Government Bond Fund
$10.03	3.52%	0.99%	2.97%	0.11%	$182,416	74%
$9.95	2.68%	0.99%	3.38%	0.11%	$190,125	58%
$9.70	0.98%	1.11%	3.40%	0.01%	$192,435	99%
$9.67	3.91%	1.10%	4.17%	0.01%	$192,918	70%
$9.97	7.68%	1.10%	4.34%	0.01%	$200,422	35%
WesMark West Virginia Municipal Bond Fund
$10.63	4.06%	0.97%	3.05%	0.21%	$77,115	34%
$10.57	2.97%	0.99%	2.99%	0.20%	$74,696	22%
$10.38	1.30%	1.13%	3.07%	0.10%	$72,825	19%
$10.35	3.05%	1.11%	3.32%	0.10%	$69,954	10%
$10.39	3.78%	1.14%	3.35%	0.10%	$70,709	6%

WESMARK FUNDS

NOTES TO FINANCIAL STATEMENTS

January 31, 2008

(1) Organization

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

WesMark Small Company Growth Fund (“Small Company Growth Fund”)	diversified	to achieve capital appreciation

WesMark Growth Fund (“Growth Fund”)	diversified	to achieve capital appreciation

WesMark Balanced Fund (“Balanced Fund”)	diversified	to achieve capital appreciation and income

WesMark Government Bond Fund (“Government Bond Fund”)	diversified	to achieve high current income consistent with preservation of capital

WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation--In calculating its net asset value (NAV), the Funds generally value investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAV.

Fair Valuation and Significant Events Procedures--The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mid evaluations (a price evaluation indicative of a price between the price bid and asked for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is each Fund’s policy to comply with subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, on July 31, 2007. As of and during the fiscal year ended January 31, 2008, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of January 31, 2008, tax years 2005 through 2008 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the state of Massachusetts.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

(3) Shares of Beneficial Interest

The following tables summarize share activity:

	Small Company Growth Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007

Shares sold	1,108,710	1,222,580
Shares issued to shareholders in payment of distributions declared	82,872	--
Shares redeemed	(424,689)	(472,786)

Net change resulting from share transactions	766,893	749,794

	Growth Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007

Shares sold	1,906,494	1,675,430
Shares issued to shareholders in payment of distributions declared	1,667,771	522,191
Shares redeemed	(3,048,703)	(2,156,035)

Net change resulting from share transactions	525,562	41,586

	Balanced Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007

Shares sold	577,061	732,565
Shares issued to shareholders in payment of distributions declared	108,389	22,285
Shares redeemed	(688,722)	(848,974)

Net change resulting from share transactions	(3,272)	(94,124)

	Government Bond Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007

Shares sold	1,699,127	1,659,467
Shares issued to shareholders in payment of distributions declared	354,073	192,022
Shares redeemed	(1,906,383)	(1,750,765)

Net change resulting from share transactions	146,817	100,724

	West Virginia Municipal Bond Fund

	Year Ended January 31, 2008	Year Ended January 31, 2007

Shares sold	849,976	487,607
Shares issued to shareholders in payment of distributions declared	70,073	20,424
Shares redeemed	(873,893)	(759,790)

Net change resulting from share transactions	46,156	(251,759)

(4) Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to equalization, foreign currency transactions, partnership adjustments, discount accretion/premium amortization on debt securities and net operating loss.

For the year ended January 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)

Fund Name	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Small Company Growth Fund	$(154,310)	$198,979	$(44,669)
Growth Fund	$--	$89	$(89)
Balanced Fund	$31,554	$8,878	$(40,432)
West Virginia Municipal Bond Fund	$--	$(15,171)	$15,171

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended January 31, 2008 and 2007, was as follows:

	2008

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Small Company Growth Fund	$--	$453,261	$898,206	$1,351,467
Growth Fund	$--	$2,886,617	$21,581,780	$24,468,397
Balanced Fund	$--	$883,037	$823,101	$1,706,138
Government Bond Fund	$--	$8,487,703	$--	$8,487,703
West Virginia Municipal Bond Fund	$2,276,217	$32,200	$--	$2,308,417

	2007

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Growth Fund	$--	$5,200,915	$9,273,220	$14,474,135
Balanced Fund	$--	$795,620	$--	$795,620
Government Bond Fund	$--	$7,938,340	$--	$7,938,340
West Virginia Municipal Bond Fund	$2,243,033	$128,390	$--	$2,371,423

*For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of January 31, 2008, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Adjustments	Capital Loss Carryforward and Deferrals

Small Company Growth Fund	$--	$--	$64,476	$2,133,223	$--	$(311,118)
Growth Fund	$--	$--	$1,350,648	$15,290,300	$--	$--
Balanced Fund	$--	$19,843	$1,564,351	$3,115,375	$--	$--
Government Bond Fund	$--	$600,875	$--	$5,109,869	$(567,411)	$(2,459,015)
West Virginia Municipal Bond Fund	$175,644	$--	$--	$2,045,112	$(175,580)	$(30,492)

For federal income tax purposes, the following amounts apply as of January 31, 2008:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Small Company Growth Fund	$41,586,701	$5,228,054	$3,094,831	$2,133,223
Growth Fund	$244,360,326	$21,784,699	$6,494,399	$15,290,300
Balanced Fund	$52,773,443	$4,532,017	$1,416,642	$3,115,375
Government Bond Fund	$194,990,499	$5,194,640	$84,771	$5,109,869
West Virginia Municipal Bond Fund	$67,576,337	$2,418,380	$373,268	$2,045,112

At January 31, 2008, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2014	2015	2016	Total

Government Bond Fund	$61,700	$1,567,284	$829,867	$2,458,851
West Virginia Municipal Bond Fund	$--	$22,330	$5,976	$28,306

The Balanced Fund used capital loss carryforwards of $719,067 to offset taxable capital gains realized during the year ended January 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fical year. As of January 31, 2008, for federal income tax purposes, post October losses were deferred to February 1, 2008 as follows:

Fund Name	Post October Losses

Small Company Growth Fund	$311,118
Government Bond Fund	$164
West Virginia Municipal Bond Fund	$2,186

(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The advisory agreement between the Funds and Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage

Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may choose to waive any portion of its fee. The Adviser can modify or terminate this waiver at any time at its sole discretion.

For the year ended January 31, 2008, the Adviser waived the following fees:

Fund Name	Adviser Fee Waiver

Small Company Growth Fund	$5,048
Growth Fund	$29,904
Balanced Fund	$11,823
Government Bond Fund	$14,344
West Virginia Municipal Bond Fund	$69,309

Administrative Fee--Federated Services Company (“FServ”) provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per portfolio. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntarily waiver at any time at its sole discretion.

For the year ended January 31, 2008, the net fee paid to FServ as a percentage of average aggregate daily net assets was as follows:

Fund Name	Percentage of Average Aggregate Daily Net Assets

Small Company Growth Fund	0.129%
Growth Fund	0.129%
Balanced Fund	0.129%
Government Bond Fund	0.129%
West Virginia Municipal Bond Fund	0.129%

For the year ended January 31, 2008, FServ voluntarily waived the following fees:

Fund Name	Administrative Fee Waiver

Small Company Growth Fund	$17,939
Balanced Fund	$1,582

Distribution (12b-1) Fee--The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan the Funds may have compensated Edgewood Services Inc. (“Edgewood”) from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. For the year ended January 31, 2008, the Funds did not incur any fees under the Plan. The Plan expired on August 31, 2007 and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco Bank (“WesBanco”), the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended January 31, 2008, WesBanco voluntarily waived the following fees:

Fund Name	Shareholder Services Fee Waiver

Small Company Growth Fund	$44,159

Custodian Fees--WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General--Certain of the Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

Transactions with Affiliates--Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the WesMark Funds’ distributor. Transactions with the affiliated company during the year ended January 31, 2008, were as follows:

Fund Name	Affiliated Fund Name	Balance of Shares Held 1/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 1/31/2008	Value	Dividend Income

Small Company Growth Fund	Prime Obligations Fund, Institutional Shares	219,355	37,109,889	37,018,993	310,251	$310,251	$32,747

Growth Fund	Prime Obligations Fund, Institutional Shares	2,714,447	238,154,845	239,588,274	1,281,018	$1,281,018	$209,404

Balanced Fund	Prime Obligations Fund, Institutional Shares	29,620	32,140,761	31,693,009	477,372	$477,372	$79,766

Government Bond Fund	Prime Obligations Fund, Institutional Shares	611,883	86,199,274	85,591,633	1,219,524	$1,219,524	$129,238

West Virginia Municipal Bond Fund	Prime Obligations Fund, Institutional Shares	143,812	15,726,092	14,978,563	891,341	$891,341	$41,036

Total of Affiliated Transactions		3,719,117	409,330,861	408,870,472	4,179,506	$4,179,506	$492,191

(6) Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended January 31, 2008, were as follows:

Fund Name	Purchases	Sales

Small Company Growth Fund	$38,587,288	$30,827,897
Growth Fund	$281,020,987	$285,374,415
Balanced Fund	$35,086,044	$32,258,161
Government Bond Fund	$--	$--
West Virginia Municipal Bond Fund	$3,865,656	$4,245,272

(7) Concentration of Risk

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2008, 47.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 15.7% of total investments.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

(8) Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Funds’ net assets or results of operations.

(9) Federal Tax Information (Unaudited)

For the year ended January 31, 2008, the Small Company Growth Fund, Growth Fund and Balanced Fund designated $942,876, $21,581,780 and $955,001, respectively, as long-term capital gain dividends.

For the year ended January 31, 2008, 98.61% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended January 31, 2008, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows.

Fund Name	Percentage

Small Company Growth Fund	39.59%
Growth Fund	97.48%
Balanced Fund	57.72%

For the fiscal year ended January 31, 2008, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage

Small Company Growth Fund	39.71%
Growth Fund	98.64%
Balanced Fund	63.86%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
WESMARK FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the WesMark Balanced Fund, WesMark Government Bond Fund, WesMark Growth Fund, WesMark Small Company Growth Fund and WesMark West Virginia Municipal Bond Fund, each a series of the WesMark Funds (the “Trust”), as of January 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended have been audited by other auditors, whose report dated March 20, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WesMark Funds as of January 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 21, 2008

WESMARK FUNDS

BOARD OF TRUSTEES AND TRUST OFFICERS

January 31, 2008

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

INTERESTED TRUSTEE

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Robert E. Kirkbride* Birth Date: August 23, 1939 121 Putnam Street, Suite 102, Marietta, OH 45750 CHAIRMAN and TRUSTEE Began serving: September 2004

Principal Occupations: Director, WesBanco, Inc.; Officer and Director, Ohio Valley Land Company (real estate development); Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company); Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production).

* Robert E. Kirkbride is an interested person due to the Director position he holds with WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department is a division of WesBanco Bank Inc., a wholly owned subsidiary of WesBanco Inc.

INDEPENDENT TRUSTEES

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Lawrence E. Bandi Birth Date: June 23, 1954 2 Halstead Avenue Wheeling, WV 26003 TRUSTEE Began serving: September 2004

Principal Occupations: Chief Financial Officer, Vice President Administrative Services, West Virginia Northern Community College.

Other Directorships: Vice Chairman, Ohio County Economic Development Authority; Audit Committee Chairman, Ohio Valley Industrial Business Development Corporation; Special Wish Foundation, President, United Way of the Upper Ohio Valley; President of the Board of Directors, Wheeling Hospital.

Previous Positions: President and Chief Executive Officer, Valley National Gases.

Richard D. Bradford Birth Date: July 19, 1944 6 Quail Cove Rd. Charleston, WV 25314 TRUSTEE Began serving: September 2007	Principal Occupation: President, RD Bradford Investments LLC. Previous Positions: Sr. Vice President, RBC Dain Rauscher from 2000-2004; Sr. Vice President, First Union Securities from 1988-2000.

Mark E. Kaplan Birth Date: November 24, 1961 104 Alyson Drive McMurray, PA 15317 Began serving: September 2004

Principal Occupation: Senior Vice President and Chief Financial Officer, Duquesne Light.

Other Directorships Held: Board Member, Main Stay Life Services.

Previous Positions: President, Chief Financial Officer and Director, Weirton Steel Corporation; Senior Audit Manager, Arthur Anderson LLP; Corporate Controller, Black Box Corporation (network services).

TRUST OFFICERS*

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Charles L. Davis Jr. Birth Date: March 23, 1960 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 CHIEF EXECUTIVE OFFICER Began serving: November 2003

Principal Occupations: Director of Mutual Fund Services, Federated Services Company; Senior Vice President, Federated Securities Corp.; President, Edgewood Services, Inc. and President, Southpointe Distribution Services Inc.

Previous Positions: Director of Sales Administration, Federated Securities Corp., Director of Business Development, Federated Services Company, Business Manager, Mutual Fund Services, Federated Services Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

Jerome B. Schmitt Birth Date: August 19, 1949 1 Bank Plaza Wheeling, WV 26003 PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc.; Executive Vice President, WesBanco Trust and Investment Services.

Deborah Ferdon Birth Date: January 15, 1953 1 Bank Plaza Wheeling, WV 26003 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds and WesBanco Investment Department; Vice President and Compliance Officer WesBanco Trust and
Investment Services.

Previous Positions: Concurrently Compliance Officer, Provident Riverfront Funds; Chief Compliance Officer, Provident Investment Advisers; and Chief Compliance Officer Provident Securities & Investments, 2001 to 2004. Senior Compliance Examiner, SunAmerica
Securities, Inc.

Richard N. Paddock Birth Date: October 25, 1963 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 CHIEF FINANCIAL OFFICER and TREASURER Began serving: November 2004	Principal Occupations: Principal Financial Officer and Treasurer of the WesMark Funds; Vice President, Federated Administrative Services.

David B. Ellwood Birth Date: November 27, 1956 1 Bank Plaza Wheeling, WV 26003 VICE PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

George M. Polatas Birth Date: March 3, 1962 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 VICE PRESIDENT Began serving: March 2005	Principal Occupations: Assistant Vice President Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Todd P. Zerega Birth Date: May 18, 1974 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 SECRETARY Began serving: September 2004	Principal Occupation: Attorney, Reed Smith LLP. Previous Positions: Associate Corporate Counsel, Federated Services Company from 2000 to 2002; Tax Specialist with KPMG LLP from 1999 to 2000.

WESMARK FUNDS

BOARD REVIEW OF ADVISORY CONTRACT

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed the Funds’ investment advisory contract. The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. WesBanco provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or WesBanco are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. Because the Funds are the only advisory clients of the Adviser, the Board did not consider fees charged to other institutional accounts to be a relevant consideration in evaluating the advisory fees charged by the Adviser to the Funds.

For the one year period ended December 31, 2007, the performance of the WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund (Balanced Funds and Mixed-Asset Target Allocation Growth Funds), and the WesMark West Virginia Municipal Bond Fund were above the median of the relevant peer group. For the one year period ended December 31, 2007, the performance of the WesMark Government Bond Fund was below the median of the relevant peer group. The Board also reviewed the Funds’ performance relevant to their respective peer groups for a three year period ended January 31, 2007. The performance of the WesMark Government Bond Fund, WesMark Growth Fund, WesMark Balanced Fund (Balanced Funds), and WesMark Small Company Growth Fund were above the median of the relevant peer group and the WesMark WesMark Balanced Fund (Mixed-Asset Target Allocation Growth Funds) and the WesMark West Virginia Municipal Bond Fund were below the median of the relevant peer group. The Board discussed the Funds’ performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Funds.

The Board also receives financial information about WesBanco, including reports on the compensation and benefits WesBanco derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts (e.g., for serving as the Funds’ custodian). The reports also discuss any indirect benefit WesBanco may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of Wesbanco on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

During the fiscal ended January 31, 2007, the investment advisory fee after waivers and expense reimbursements for the WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund were above the median for the relevant peer group. For the same period, the investment advisory fee after waivers and expense reimbursements for WesMark Small Company Growth Fund was below the median for the relevant peer group. The Board reviewed the fees and other expenses of the Funds with the Advisor and was satisfied that the overall expense structure of the Funds remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Funds. For the year ended December 31, 2007, the Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers and that the Adviser had voluntarily waived a portion of its advisory fee and/or reimbursed fund expenses in order to maintain the Funds’ competitive position. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that WesBanco’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesBanco family of Funds, the Board does not approach consideration of every Fund’s advisory contract as if that were the only fund offered by the Adviser.

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

Combined Annual Report

[Logo of WesBanco Investment Department]

Investment Adviser
A Division of WesBanco Bank, Inc.

Cusip 951025501
Cusip 951025204
Cusip 951025303
Cusip 951025402
Cusip 951025105

Edgewood Services, Inc., Distributor

G02160-05 (3/08)

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Lawrence E. Bandi, Richard D. Bradford and Mark E.
Kaplan.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $93,600

                  Fiscal year ended 2007 - $90,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2008 - 0%

                  Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2008 - 0%

                  Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2008 - 0%

                  Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2008 - $0

            Fiscal year ended 2007 - $0

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            No changes to report.

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  WESMARK FUNDS

BY          /S/ RICHARD N. PADDOCK
            RICHARD N. PADDOCK
            PRINCIPAL FINANCIAL OFFICER

DATE        MARCH 20, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ CHARLES L. DAVIS, JR.
            CHARLES L. DAVIS, JR.
            PRINCIPAL EXECUTIVE OFFICER

DATE        MARCH 18, 2008

BY          /S/ RICHARD N. PADDOCK
            RICHARD N. PADDOCK
            PRINCIPAL FINANCIAL OFFICER

DATE        MARCH 20, 2008